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                                                                    Exhibit 99.3

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of The Sports Authority, Inc. (the "Company") on Form 10-Q for the period ended August 3, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Martin
E. Hanaka, Chief Executive Officer of the Company, certify that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ MARTIN E. HANAKA
    ----------------
    Martin E. Hanaka
    Chairman and
    Chief Executive Officer